First Quarter 2022 Financial Summary April 27, 2022

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2022 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; our ability to grow our residential credit business; the sale of our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage- backed securities and related residential mortgage credit assets and corporate debt; risks related to investments in MSR; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

Updates to Financial Disclosures Beginning with the quarter ended March 31, 2022, in light of the continued growth of its mortgage servicing rights portfolio, the Company enhanced its financial disclosures by separately reporting servicing income and servicing expense in its Consolidated Statements of Comprehensive Income (Loss). Servicing income and servicing expense were previously included within Other income (loss). As a result of this change, prior periods have been adjusted to conform to the current presentation. In addition, the Company consolidated certain line items in its Consolidated Statements of Comprehensive Income (Loss) in an effort to streamline and simplify its financial presentation. Amounts previously reported under Net interest component of interest rate swaps, Realized gains (losses) on termination or maturity of interest rate swaps, Unrealized gains (losses) on interest rate swaps and Net gains (losses) on other derivatives are combined into a single line item titled Net gains (losses) on derivatives. Similarly, amounts previously reported under Net gains (losses) on disposal of investments and other and Net unrealized gains (losses) on instruments measured at fair value through earnings are combined into a single line item titled Net gains (losses) on investments and other. As a result of these changes, prior periods have been adjusted to conform to the current presentation. Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution” (“EAD”). Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles (“GAAP”), replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non- recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. Earnings Available for Distribution should not be considered a substitute for, or superior to, GAAP net income. Please refer to the "Non-GAAP Financial Measures" section for a detailed discussion of Earnings Available for Distribution. Beginning with the quarter ended June 30, 2021, the Company began classifying certain portfolio activity- or volume-related expenses (including but not limited to brokerage and commission fees, due diligence costs and securitization expenses) as Other income (loss) rather than Other general and administrative expenses in the Consolidated Statements of Comprehensive Income (Loss) to better reflect the nature of the items. As such, prior periods have been conformed to the current presentation. Divestiture of Commercial Real Estate Business During the third quarter 2021, the Company completed the economic transfer and substantially all of the legal ownership transfer of the previously announced sale of substantially all of the assets that comprise the Commercial Real Estate Business for $2.33 billion (the “Sale”). The remaining assets of the Sale were legally transferred in the first quarter 2022 and the Company intends to sell nearly all of the remaining assets that are not included in the Sale. 2 Important Notices (continued)

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 3/31/2022 12/31/2021 GAAP net income (loss) per average common share (1) $1.37 $0.27 Earnings available for distribution per average common share *(1) $0.28 $0.28 Annualized GAAP return (loss) on average equity 65.62% 12.44% Annualized EAD return on average equity* 14.01% 13.10% Book value per common share $6.77 $7.97 GAAP Leverage at period-end (2) 5.3x 4.7x Economic leverage at period-end *(2) 6.4x 5.7x GAAP capital ratio at period-end (3) 15.1% 17.2% Economic capital ratio at period-end *(3) 13.1% 14.4% Securities $60,727,637 $63,655,674 Loans, net 3,617,818 4,242,043 Mortgage servicing rights (4) 1,108,937 544,562 Interests in MSR (5) 85,653 69,316 Assets transferred or pledged to securitization vehicles 7,809,307 6,086,308 Assets of disposal group held for sale ** — 194,138 Total residential and commercial investments $73,349,352 $74,792,041 Net interest margin (6) 3.20% 1.97% Average yield on interest earning assets (7) 3.61% 2.31% Average GAAP cost of interest bearing liabilities (8) 0.48% 0.38% Net interest spread 3.13% 1.93% Net interest margin (excluding PAA) *(6) 2.04% 2.03% Average yield on interest earning assets (excluding PAA) *(7) 2.62% 2.63% Average economic cost of interest bearing liabilities *(8) 0.89% 0.75% Net interest spread (excluding PAA) * 1.73% 1.88% Operating expenses to earnings available for distribution * 10.63% 9.25% Annualized operating expenses as a % of average total assets 0.24% 0.21% Annualized operating expenses as a % of average total equity 1.48% 1.21% Unaudited, dollars in thousands except per share amounts 3 Financial Snapshot Non-GAAP Key Statistics ______________ * Represents a non-GAAP financial measure. ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data

	For the quarters ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Agency mortgage-backed securities	$57,787,141	$60,525,605	$62,818,079	$66,468,519	$69,637,229
Residential credit risk transfer securities	845,809	936,228	787,235	827,328	930,983
Non-agency mortgage-backed securities	1,737,333	1,663,336	1,747,932	1,582,323	1,277,104
Commercial mortgage-backed securities	357,354	530,505	269,106	154,165	4,121
Total securities	$60,727,637	$63,655,674	$65,622,352	$69,032,335	$71,849,437
Residential mortgage loans	$1,650,151	$2,272,072	$1,686,268	$1,029,929	$528,868
Residential mortgage loan warehouse facility	—	980	1,431	—	—
Corporate debt	1,967,667	1,968,991	1,890,709	2,066,709	2,074,475
Corporate debt, held for sale	—	—	2,113	466,370	—
Total loans, net	$3,617,818	$4,242,043	$3,580,521	$3,563,008	$2,603,343
Mortgage servicing rights	$1,108,937	$544,562	$572,259	$202,616	$113,080
Interests in MSR	$85,653	$69,316	$57,530	$49,035	$—
Agency mortgage-backed securities transferred or pledged to securitization vehicles	$544,991	$589,873	$597,923	$605,163	$598,118
Residential mortgage loans transferred or pledged to securitization vehicles	7,264,316	5,496,435	4,140,558	3,467,993	3,170,804
Assets transferred or pledged to securitization vehicles	$7,809,307	$6,086,308	$4,738,481	$4,073,156	$3,768,922
Assets of disposal group held for sale **	$—	$194,138	$238,042	$3,302,001	$4,400,723
Total investment portfolio	$73,349,352	$74,792,041	$74,809,185	$80,222,151	$82,735,505
Total assets	$76,185,134	$76,764,064	$76,662,433	$82,376,305	$85,369,589
Average TBA contract and CMBX balances	$19,229,537	$21,159,120	$22,739,226	$18,761,062	$21,865,969

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

ANNALY

4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Financing Data	Repurchase agreements	$52,626,503	$54,769,643	$55,475,420	$60,221,067	$61,202,477
	Other secured financing	914,255	903,255	729,555	909,655	922,605
	Debt issued by securitization vehicles	6,711,953	5,155,633	3,935,410	3,315,087	3,044,725
	Participations issued	775,432	1,049,066	641,006	315,810	180,527
	Total debt	$61,028,143	$61,877,597	$60,781,391	$64,761,619	$65,350,334
	Liabilities of disposal group held for sale **	$—	$154,956	$159,508	$2,362,690	$3,319,414
	Total liabilities	$64,706,364	$63,568,739	$62,944,566	$68,737,129	$71,301,994
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity[(1)]	9,890,673	11,633,257	12,161,233	12,080,546	12,519,238
	Total Annaly stockholders' equity	11,427,242	13,169,826	13,697,802	13,617,115	14,055,807
	Non-controlling interests	51,528	25,499	20,065	22,061	11,788
	Total equity	$11,478,770	$13,195,325	$13,717,867	$13,639,176	$14,067,595
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	68	52	75	88	88
	Weighted average rate on repurchase agreements, for the quarter[(2)(3)]	0.20%	0.16%	0.15%	0.18%	0.26%
	Weighted average rate on repurchase agreements, at period-end[(3)]	0.41%	0.17%	0.15%	0.16%	0.20%
	GAAP leverage at period-end	5.3x	4.7x	4.4x	4.7x	4.6x
	Economic leverage at period-end *	6.4x	5.7x	5.8x	5.8x	6.1x
	GAAP capital ratio at period-end	15.1%	17.2%	17.9%	16.6%	16.5%
	Economic capital ratio at period-end *	13.1%	14.4%	14.2%	14.3%	13.7%
	Book value per common share	$6.77	$7.97	$8.39	$8.37	$8.95
	Total common shares outstanding	1,461,012	1,459,736	1,449,935	1,444,156	1,398,503
	Hedge ratio[(4)]	109%	95%	80%	75%	75%
	Weighted average pay rate on interest rate swaps, at period-end	0.70%	0.59%	0.60%	0.81%	0.80%
	Weighted average receive rate on interest rate swaps, at period-end	0.50%	0.08%	0.07%	0.34%	0.34%
	Weighted average net rate on interest rate swaps, at period-end	0.20%	0.51%	0.53%	0.47%	0.46%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Summary Income Statement	Total interest income	$655,850	$422,780	$412,972	$383,906	$763,378
	Total interest expense	74,922	61,785	50,438	61,047	75,973
	Net interest income	$580,928	$360,995	$362,534	$322,859	$687,405
	Total economic interest expense *[1]	$137,463	$120,682	$104,849	$144,134	$155,720
	Economic net interest income *	$518,387	$302,098	$308,123	$239,772	$607,658
	Total interest income (excluding PAA) *	$476,334	$480,175	$473,698	$537,513	$548,808
	Economic net interest income (excluding PAA) *	$338,871	$359,493	$368,849	$393,379	$393,088
	GAAP net income (loss)	$2,023,894	$418,460	$521,534	($294,848)	$1,751,134
	GAAP net income (loss) available (related) to common stockholders [2]	$1,995,372	$388,598	$492,361	($322,525)	$1,723,930
	GAAP net income (loss) per average common share [2]	$1.37	$0.27	$0.34	($0.23)	$1.23
	Earnings available for distribution *	$430,631	$440,043	$437,471	$451,358	$439,519
	Earnings available for distribution attributable to common stockholders *[2]	$403,748	$413,160	$410,588	$424,475	$412,636
	Earnings available for distribution per average common share *[2]	$0.28	$0.28	$0.28	$0.30	$0.29
	PAA cost (benefit)	($179,516)	$57,395	$60,726	$153,607	($214,570)
	Weighted average experienced CPR for the period	16.7%	21.4%	23.1%	26.4%	23.9%
	Weighted average projected long-term CPR at period-end	9.5%	12.7%	12.7%	12.9%	11.8%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Key GAAP Earnings Metrics	Dividends declared per common share	$0.22	$0.22	$0.22	$0.22	$0.22
	Total common and preferred dividends declared (1)	$349,080	$348,793	$346,651	$345,417	$335,229
	Annualized GAAP return (loss) on average equity	65.62%	12.44%	15.25%	(8.51%)	49.87%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	12.38%	2.65%	3.47%	(1.81%)	10.84%
	Net interest margin	3.20%	1.97%	2.01%	1.66%	3.39%
	Average yield on interest earning assets	3.61%	2.31%	2.29%	1.97%	3.76%
	Average GAAP cost of interest bearing liabilities	0.48%	0.38%	0.32%	0.35%	0.42%
	Net interest spread	3.13%	1.93%	1.97%	1.62%	3.34%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	14.01%	13.10%	12.81%	13.05%	12.53%
	Annualized EAD return on average equity per unit of economic leverage *	2.19%	2.30%	2.21%	2.25%	2.05%
	Net interest margin (excluding PAA) *	2.04%	2.03%	2.04%	2.09%	1.91%
	Average yield on interest earning assets (excluding PAA) *	2.62%	2.63%	2.63%	2.76%	2.71%
	Average economic cost of interest bearing liabilities *	0.89%	0.75%	0.66%	0.83%	0.87%
	Net interest spread (excluding PAA) *	1.73%	1.88%	1.97%	1.93%	1.84%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

7

Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Interest income:   Agency Securities $522,951 $301,001 $299,898 $255,801 $627,654 Resi Credit Securities 22,122 21,450 20,774 19,477 16,980   Residential mortgage loans 73,488 60,486 45,801 38,963 37,109   Commercial investment portfolio 37,283 39,839 46,494 69,663 81,601   Reverse repurchase agreements 6 4 5 2 34 Total interest income $655,850 $422,780 $412,972 $383,906 $763,378 Economic interest expense:   Repurchase agreements $26,879 $22,852 $22,397 $29,140 $42,585   Net interest component of interest rate swaps 62,541 58,897 54,411 83,087 79,747   Debt issued by securitization vehicles 34,625 24,774 18,740 23,216 26,276   Participations issued 5,852 7,157 2,578 1,739 597   Other 7,566 7,002 6,723 6,952 6,515 Total economic interest expense * $137,463 $120,682 $104,849 $144,134 $155,720 Economic net interest income * $518,387 $302,098 $308,123 $239,772 $607,658   PAA cost (benefit) (179,516) 57,395 60,726 153,607 (214,570) Economic net interest income (excluding PAA) * $338,871 $359,493 $368,849 $393,379 $393,088

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation	For the quarters ended 3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
GAAP net income (loss)	$2,023,894	$418,460	$521,534	($294,848)	$1,751,134
Net income (loss) attributable to noncontrolling interests	1,639	2,979	2,290	794	321
Net income (loss) attributable to Annaly	2,022,255	415,481	519,244	(295,642)	1,750,813
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other	159,804	40,473	(102,819)	(20,207)	(38,405)
Net (gains) losses on derivatives (1)	(1,704,569)	(194,256)	(139,361)	498,875	(1,249,130)
Loan loss provision (reversal) (2)	812	1,931	(6,771)	1,078	(144,870)
Business divestiture-related (gains) losses **	354	16,514	14,009	(1,527)	249,563
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles (3)	1,130	1,144	1,122	5,635	7,324
Non-EAD (income) loss allocated to equity method investments (4)	(9,920)	(2,345)	(2,046)	3,141	(9,680)
Transaction expenses and non-recurring items (5)	3,350	1,533	2,201	1,150	695
Income tax effect of non-EAD income (loss) items	27,091	8,380	(6,536)	7,147	4,334
TBA dollar roll income and CMBX coupon income (6)	129,492	119,657	115,586	111,592	98,933
MSR amortization (7)	(19,652)	(25,864)	(17,884)	(13,491)	(15,488)
Plus:					
Premium amortization adjustment cost (benefit)	(179,516)	57,395	60,726	153,607	(214,570)
Earnings available for distribution *	430,631	440,043	437,471	451,358	439,519
Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
Earnings available for distribution attributable to common stockholders *	$403,748	$413,160	$410,588	$424,475	$412,636

** Represents a non-GAAP financial measure. Earnings Available for Distribution, or EAD, was previously labeled as Core Earnings (excluding PAA).*
*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
9

Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Book value per common share, beginning of period $7.97 $8.39 $8.37 $8.95 $8.92   Net income (loss) available (related) to common stockholders 1.37 0.27 0.34 (0.23) 1.23   Other comprehensive income (loss) attributable to common stockholders (2.35) (0.47) (0.10) (0.15) (0.98)   Common dividends declared (0.22) (0.22) (0.22) (0.22) (0.22)   Issuance / buyback of common stock / redemption of preferred stock — — — 0.02 — Book value per common share, end of period $6.77 $7.97 $8.39 $8.37 $8.95 Prior quarter net interest margin 1.97% 2.01% 1.66% 3.39% 2.14% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.01%) (0.08%) 0.01% (0.08%) (0.09%)   Net amortization of premiums 1.31% 0.10% 0.31% (1.71%) 1.24%   GAAP interest expense (0.07%) (0.06%) 0.03% 0.06% 0.10% Current quarter net interest margin 3.20% 1.97% 2.01% 1.66% 3.39% Prior quarter net interest spread 1.93% 1.97% 1.62% 3.34% 2.10% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.01%) (0.08%) 0.01% (0.08%) (0.09%)   Net amortization of premiums 1.31% 0.10% 0.31% (1.71%) 1.24%   GAAP interest expense (0.10%) (0.06%) 0.03% 0.07% 0.09% Current quarter net interest spread 3.13% 1.93% 1.97% 1.62% 3.34% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	2.03%	2.04%	2.09%	1.91%	1.98%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.04%	(0.01%)	(0.16%)	0.00%	(0.09%)
	Net amortization of premiums (excluding PAA)	0.00%	0.05%	(0.07%)	0.09%	0.00%
	TBA dollar roll income and CMBX coupon income	0.06%	0.02%	0.03%	0.08%	(0.01%)
	Interest expense and net interest component of interest rate swaps	(0.09%)	(0.07%)	0.15%	0.01%	0.03%
	Current quarter net interest margin (excluding PAA) *	2.04%	2.03%	2.04%	2.09%	1.91%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.88%	1.97%	1.93%	1.84%	1.93%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.02%)	(0.08%)	0.01%	(0.08%)	(0.09%)
	Net amortization of premiums (excluding PAA)	0.01%	0.08%	(0.14%)	0.13%	(0.01%)
	Interest expense and net interest component of interest rate swaps	(0.14%)	(0.09%)	0.17%	0.04%	0.01%
	Current quarter net interest spread (excluding PAA) *	1.73%	1.88%	1.97%	1.93%	1.84%

** Represents a non-GAAP financial measure.*

ANNALY®
11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	12.44%	15.25%	(8.51%)	49.87%	24.91%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.52%	0.15%	(1.24%)	(1.01%)	(0.35%)
	Net amortization of premiums and accretion of discounts	7.17%	0.34%	2.23%	(9.64%)	7.14%
	GAAP interest expense	(0.59%)	(0.36%)	0.29%	0.40%	0.52%
	Net servicing income	0.20%	0.36%	0.21%	0.03%	(0.18%)
	Net gains (losses) on investments and other	(3.98%)	(4.21%)	2.42%	(0.51%)	(0.62%)
	Net gains (losses) on derivatives	49.22%	1.54%	19.29%	(50.11%)	21.87%
	Business divestiture-related (losses) gains **	0.48%	(0.08%)	(0.45%)	7.15%	(7.11%)
	Loan loss provision	(0.01%)	(0.19%)	0.19%	(3.99%)	4.02%
	Other[1]	(0.83%)	(0.36%)	0.82%	(0.70%)	(0.33%)
	Current quarter annualized GAAP return (loss) on average equity	65.62%	12.44%	15.25%	(8.51%)	49.87%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	13.10%	12.81%	13.05%	12.53%	13.03%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.52%	0.15%	(1.24%)	(1.01%)	(0.35%)
	Net amortization of premiums (excluding PAA)	(0.32%)	0.27%	(0.43%)	0.90%	(0.08%)
	Interest expense and net interest component of interest rate swaps	(0.88%)	(0.52%)	1.10%	0.27%	0.14%
	Net servicing income	0.20%	0.36%	0.21%	0.03%	(0.18%)
	TBA dollar roll income and CMBX coupon income	0.65%	0.18%	0.16%	0.41%	0.01%
	Other[2]	(0.26%)	(0.15%)	(0.04%)	(0.08%)	(0.04%)
	Current quarter annualized EAD return on average equity *	14.01%	13.10%	12.81%	13.05%	12.53%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

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12

Residential & Other Investments Overview as of March 31, 2022

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$2,941,181	5.2%	3.01%	101.0%	99.9%	17.7%	$2,937,695
20 years	1,678,352	2.9%	3.11%	103.8%	100.3%	16.7%	1,682,641
>=30 years (2)	52,381,230	91.9%	3.35%	105.5%	101.0%	16.5%	52,886,792
Total/Weighted Avg.	$57,000,763	100.0%	3.33%	105.2%	100.9%	16.5%	$57,507,128

TBA Contracts							
Type	Notional Value	% (4)	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$513,000	2.7%	2.39%	$511,828			$505,537
30-year	18,372,000	97.3%	2.78%	18,084,335			17,779,171
Total/Weighted Avg.	$18,885,000	100.0%	2.77%	$18,596,163			$18,284,708

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$284,431	89.6%	2.16%	102.6%	104.6%	17.5%	$297,556
25 - 40 months	1,491	0.5%	3.00%	102.6%	100.1%	57.3%	1,493
41 - 60 months	31,365	9.9%	3.01%	102.7%	100.3%	35.4%	31,452
Total/Weighted Avg.	$317,287	100.0%	2.25%	102.6%	104.2%	19.6%	$330,501

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (4)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$651,919	9.2%	3.36%	17.5%	10.5%	19.5%	$68,744
Inverse interest-only	1,132,614	16.0%	5.67%	28.3%	15.4%	23.4%	174,270
Multifamily interest-only	5,294,605	74.8%	0.70%	5.1%	4.7%	—%	251,489
Total/Weighted Avg.	$7,079,138	100.0%	1.74%	10.0%	7.0%	22.0%	$494,503

Detailed endnotes are included within the Appendix at the end of this presentation.

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13

Residential & Other Investments Overview as of March 31, 2022 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	CPR	Estimated Fair Value
MSR held directly	$80,017,631	0.26%	2.9%	137.4%	7.5%	6.2%	$1,099,836
MSR of consolidated VIE	879,169	0.25%	3.5%	103.5%	9.0%	9.2%	9,101
Interests in MSR	6,655,952	0.25%	2.9%	128.7%	7.1%	7.3%	85,653
MSR of limited partnership interest [1]	3,127,350						38,881
Total/Weighted Avg.	$90,680,102	0.26%	2.9%	136.4%	7.5%	6.3%	$1,233,471

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Residential credit risk transfer	$848,990	7.4%	3.89%	100.7%	99.6%	$845,809
Alt-A	81,711	0.6%	3.46%	79.3%	79.0%	64,578
Prime	299,044	2.1%	3.91%	98.2%	93.0%	249,812
Subprime	158,423	1.3%	2.20%	90.5%	91.2%	144,525
NPL/RPL	1,097,310	9.3%	3.10%	99.8%	98.0%	1,075,008
Prime jumbo	1,391,118	1.8%	4.28%	99.3%	93.0%	203,410
Residential mortgage loans	9,097,860	77.5%	4.02%	101.5%	98.0%	8,914,467
Total/Weighted Avg.	$12,974,456	100.0%	3.90%			$11,497,609

Other Credit Products					
Type	Net Notional	Range of Ratings	Net Weighted Avg Coupon		Implied Market Value
CMBX [3]	$410,000	AAA to AA	1.0%		$407,115
Type	Current Face / Notional Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Multifamily CRT	$9,000	4.17%	98.9%	96.5%	$8,688
CLO	$354,046	1.54%	100.0%	98.5%	$348,666

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 14

Residential Credit Securities Detail as of March 31, 2022

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Credit Risk Transfer	$845,809	$—	$845,809	3.89%	2.64%	2.32%	26.05%
Alt-A	64,578	12,293	52,285	3.46%	8.10%	10.63%	25.48%
Prime	249,812	42,059	207,753	3.91%	9.21%	2.80%	16.59%
Subprime	144,525	80,769	63,756	2.20%	22.00%	11.94%	8.22%
Re-Performing Loan Securitizations	641,352	246,056	395,296	3.58%	25.87%	26.79%	10.68%
Non-Performing Loan Securitizations	433,656	415,207	18,449	2.38%	30.64%	71.40%	10.22%
Prime Jumbo	203,410	8,419	194,991	4.28%	2.98%	1.79%	7.48%
Total	$2,583,142	$804,803	$1,778,339	3.48%	14.97%	20.60%	16.87%

Product	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only	Estimated Fair Value
Credit Risk Transfer	$—	$—	$845,808	$1	$845,809
Alt-A	4,500	51,418	8,660	—	64,578
Prime	27,991	216,921	4,678	222	249,812
Subprime	2,989	60,005	81,379	152	144,525
Re-Performing Loan Securitizations	—	641,352	—	—	641,352
Non-Performing Loan Securitizations	—	433,656	—	—	433,656
Prime Jumbo	—	154,113	40,878	8,419	203,410
Total	$35,480	$1,557,465	$981,403	$8,794	$2,583,142

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
15

Middle Market Lending Overview as of March 31, 2022

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	$464,921
Management & Public Relations Services	229,097
Industrial Inorganic Chemicals	155,728
Miscellaneous Industrial & Commercial	96,789
Miscellaneous Health & Allied Services, not elsewhere classified	96,104
Public Warehousing & Storage	95,037
Electronic Components & Accessories	92,166
Surgical, Medical & Dental Instruments & Supplies	80,391
Drugs	67,244
Research, Development & Testing Services	62,689
Engineering, Architectural & Surveying	50,023
Offices & Clinics of Doctors of Medicine	49,910
Medical & Dental Laboratories	48,603
Insurance Agents, Brokers & Service	43,360
Telephone Communications	42,651
Electrical Work	42,611
Miscellaneous Equipment Rental & Leasing	32,367
Home Health Care Services	28,600
Metal Forgings & Stampings	27,514
Legal Services	26,146
Petroleum & Petroleum Products	20,705
Sanitary Services	20,410
Grocery Stores	19,646
Coating, Engraving & Allied Services	17,742
Chemicals & Allied Products	14,626
Mailing, Reproduction, Commercial Art & Photography & Stenographic	12,431
Machinery, Equipment & Supplies	10,323
Offices & Clinics of Other Health Practitioners	10,068
Schools & Educational Services, not elsewhere classified	9,765
Total	$1,967,667

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$151,360	7.7%
$20 - $40 million	420,911	21.4%
$40 - $60 million	445,432	22.6%
Greater than $60 million	949,964	48.3%
Total	$1,967,667	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$—	—%
One to three years	296,471	15.1%
Three to five years	977,128	49.6%
Greater than five years	694,068	35.3%
Total	$1,967,667	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,471,546	74.8%
Second lien loans [2]	496,121	25.2%
Total	$1,967,667	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

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16

Hedging and Liabilities as of March 31, 2022

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity		Current Notional [1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity [3]
0 to 3 years	$	29,179,850	0.36 %	0.53 %	0.75
> 3 to 6 years		4,343,000	0.83 %	0.32 %	3.83
> 6 to 10 years		11,042,400	1.54 %	0.47 %	9.01
Greater than 10 years		1,915,000	3.45 %	0.34 %	16.90
Total / Weighted Avg.	$	46,480,250	0.70 %	0.50 %	3.66

Interest Rate Swaptions

Type		Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$	4,050,000	2.00 %	3M LIBOR	9.40	16.50
Long Receive	$	1,000,000	1.49 %	3M LIBOR	11.45	17.49

Futures Positions

Type		Long Contracts		Short Contracts		Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$	—	$	(7,477,200)	$	(7,477,200)	1.98
U.S. Treasury Futures - 5 year	$	—	$	(5,240,900)	$	(5,240,900)	4.40
U.S. Treasury Futures - 10 year & Greater	$	—	$	(15,028,000)	$	(15,028,000)	6.94
Total / Weighted Avg.	$	—	$	(27,746,100)	$	(27,746,100)	5.12

Repurchase Agreements and Other Secured Financing

Maturity		Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$	27,427,939	0.31 %
30 to 59 days		6,123,697	0.38 %
60 to 89 days		10,337,224	0.53 %
90 to 119 days		421,684	0.32 %
Over 120 days [4]		9,230,214	0.91 %
Total / Weighted Avg.	$	53,540,758	0.46 %

Total Indebtedness

		Principal Balance	Weighted Average Rate		Days to Maturity [5]
			At Period End	For the Quarter	
Repurchase agreements	$	52,626,503	0.41 %	0.20 %	68
Other secured financing		914,255	3.37 %	3.34 %	1,374
Debt issued by securitization vehicles		7,000,487	2.47 %	2.27 %	11,766
Participations issued		791,614	3.72 %	2.59 %	11,131
Total indebtedness	$	61,332,859			

Detailed endnotes are included within the Appendix at the end of this presentation.

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17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2022 and December 31, 2021
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of March 31, 2022		As of December 31, 2021	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]
(75)	0.3%	1.7%	(0.5%)	(2.6%)
(50)	0.3%	1.8%	(0.2%)	(1.0%)
(25)	0.2%	1.2%	—%	(0.1%)
25	(0.3%)	(1.8%)	(0.2%)	(0.9%)
50	(0.6%)	(4.1%)	(0.4%)	(2.5%)
75	(1.0%)	(6.8%)	(0.9%)	(5.0%)

MBS Spread Sensitivity [1]

	As of March 31, 2022		As of December 31, 2021	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.9%	12.3%	1.7%	9.6%
(15)	1.1%	7.4%	1.0%	5.7%
(5)	0.4%	2.4%	0.3%	1.9%
5	(0.4%)	(2.4%)	(0.3%)	(1.9%)
15	(1.1%)	(7.3%)	(1.0%)	(5.6%)
25	(1.8%)	(12.0%)	(1.6%)	(9.4%)

Detailed endnotes are included within the Appendix at the end of this presentation.

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18

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	3/31/2022 (unaudited)	12/31/2021 [1]	9/30/2021 (unaudited)	6/30/2021 (unaudited)	3/31/2021 (unaudited)
Assets					
Cash and cash equivalents	$ 955,840	$ 1,342,090	$ 1,046,300	$ 1,380,456	$ 1,122,793
Securities	60,727,637	63,655,674	65,622,352	69,032,335	71,849,437
Loans, net	3,617,818	4,242,043	3,580,521	3,563,008	2,603,343
Mortgage servicing rights	1,108,937	544,562	572,259	202,616	113,080
Interests in MSR	85,653	69,316	57,530	49,035	—
Assets transferred or pledged to securitization vehicles	7,809,307	6,086,308	4,738,481	4,073,156	3,768,922
Assets of disposal group held for sale	—	194,138	238,042	3,302,001	4,400,723
Derivative assets	964,075	170,370	331,395	181,889	891,474
Receivable for unsettled trades	407,225	2,656	42,482	14,336	144,918
Principal and interest receivable	246,739	234,983	234,810	250,210	259,655
Goodwill and intangible assets, net	23,110	24,241	25,371	26,502	37,337
Other assets	238,793	197,683	172,890	300,761	177,907
Total assets	$ 76,185,134	$ 76,764,064	$ 76,662,433	$ 82,376,305	$ 85,369,589
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 52,626,503	$ 54,769,643	$ 55,475,420	$ 60,221,067	$ 61,202,477
Other secured financing	914,255	903,255	729,555	909,655	922,605
Debt issued by securitization vehicles	6,711,953	5,155,633	3,935,410	3,315,087	3,044,725
Participations issued	775,432	1,049,066	641,006	315,810	180,527
Liabilities of disposal group held for sale	—	154,956	159,508	2,362,690	3,319,414
Derivative liabilities	826,972	881,537	912,134	900,259	939,622
Payable for unsettled trades	1,992,568	147,908	571,540	154,405	1,070,080
Interest payable	80,870	91,176	109,586	173,721	100,949
Dividends payable	321,423	321,142	318,986	317,714	307,671
Other liabilities	456,388	94,423	91,421	66,721	213,924
Total liabilities	64,706,364	63,568,739	62,944,566	68,737,129	71,301,994
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	14,610	14,597	14,499	14,442	13,985
Additional paid-in capital	20,321,952	20,313,832	20,228,366	20,178,692	19,754,826
Accumulated other comprehensive income (loss)	(2,465,482)	958,410	1,638,638	1,780,275	2,002,231
Accumulated deficit	(7,980,407)	(9,653,582)	(9,720,270)	(9,892,863)	(9,251,804)
Total stockholders' equity	11,427,242	13,169,826	13,697,802	13,617,115	14,055,807
Noncontrolling interests	51,528	25,499	20,065	22,061	11,788
Total equity	11,478,770	13,195,325	13,717,867	13,639,176	14,067,595
Total liabilities and equity	$ 76,185,134	$ 76,764,064	$ 76,662,433	$ 82,376,305	$ 85,369,589

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 20

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Net interest income					
Interest income	$ 655,850	$ 422,780	$ 412,972	$ 383,906	$ 763,378
Interest expense	74,922	61,785	50,438	61,047	75,973
Net interest income	580,928	360,995	362,534	322,859	687,405
Net servicing income					
Servicing and related income	34,715	31,322	17,948	10,519	9,229
Servicing and related expense	3,757	4,290	3,012	2,603	2,297
Net servicing income	30,958	27,032	14,936	7,916	6,932
Other income (loss)					
Net gains (losses) on investments and other	(159,804)	(40,473)	102,819	20,207	38,405
Net gains (losses) on derivatives	1,642,028	135,359	84,950	(581,962)	1,169,383
Loan loss (provision) reversal	(608)	(194)	6,134	(494)	139,620
Business divestiture-related gains (losses)	(354)	(16,514)	(14,009)	1,527	(249,563)
Other, net	3,058	(415)	1,285	(6,241)	6,536
Total other income (loss)	1,484,320	77,763	181,179	(566,963)	1,104,381
General and administrative expenses					
Compensation and management fee	33,002	27,061	27,859	32,013	31,518
Other general and administrative expenses	12,762	13,640	16,023	21,513	16,387
Total general and administrative expenses	45,764	40,701	43,882	53,526	47,905
Income (loss) before income taxes	2,050,442	425,089	514,767	(289,714)	1,750,813
Income taxes	26,548	6,629	(6,767)	5,134	(321)
Net income (loss)	2,023,894	418,460	521,534	(294,848)	1,751,134
Net income (loss) attributable to noncontrolling interests	1,639	2,979	2,290	794	321
Net income (loss) attributable to Annaly	2,022,255	415,481	519,244	(295,642)	1,750,813
Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
Net income (loss) available (related) to common stockholders	$ 1,995,372	$ 388,598	$ 492,361	$ (322,525)	$ 1,723,930
Net income (loss) per share available (related) to common stockholders					
Basic	$ 1.37	$ 0.27	$ 0.34	$ (0.23)	$ 1.23
Diluted	$ 1.36	$ 0.27	$ 0.34	$ (0.23)	$ 1.23
Weighted average number of common shares outstanding					
Basic	1,461,363,637	1,454,138,154	1,445,315,914	1,410,239,138	1,399,210,925
Diluted	1,462,451,965	1,455,411,503	1,446,357,867	1,410,239,138	1,400,000,727
Other comprehensive income (loss)					
Net income (loss)	$ 2,023,894	$ 418,460	$ 521,534	$ (294,848)	$ 1,751,134
Unrealized gains (losses) on available-for-sale securities	(3,568,679)	(685,699)	(113,451)	(191,541)	(1,428,927)
Reclassification adjustment for net (gains) losses included in net income (loss)	144,787	5,471	(28,186)	(30,415)	56,823
Other comprehensive income (loss)	(3,423,892)	(680,228)	(141,637)	(221,956)	(1,372,104)
Comprehensive income (loss)	(1,399,998)	(261,768)	379,897	(516,804)	379,030
Comprehensive income (loss) attributable to noncontrolling interests	1,639	2,979	2,290	794	321
Comprehensive income (loss) attributable to Annaly	(1,401,637)	(264,747)	377,607	(517,598)	378,709
Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
Comprehensive income (loss) attributable to common stockholders	$ (1,428,520)	$ (291,630)	$ 350,724	$ (544,481)	$ 351,826

ANNALY

21

Unaudited, dollars in thousands 22 Income Statement Gains (Losses) Detail   For the quarters ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net gains (losses) on disposal of investments and other ($144,224) ($25,144) $12,002 $16,223 ($65,786) Net unrealized gains (losses) on instruments measured at fair value through earnings (15,580) (15,329) 90,817 3,984 104,191 Net gains (losses) on investments and other ($159,804) ($40,473) $102,819 $20,207 $38,405 Net interest component of interest rate swaps ($62,541) ($58,897) ($54,411) ($83,087) ($79,747) Realized gains (losses) on termination or maturity of interest rate swaps — (39,932) (1,196,417) — — Unrealized gains (losses) on interest rate swaps 1,323,439 186,345 1,380,946 (141,067) 772,262 Net gains (losses) on other derivatives 381,130 47,843 (45,168) (357,808) 476,868 Net gains (losses) on derivatives $1,642,028 $135,359 $84,950 ($581,962) $1,169,383 Other Income Statement Details

23 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings available for distribution, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, is provided on page 9 of this financial summary. Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution." Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles, replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Economic leverage ratio reconciliation					
Repurchase agreements	$52,626,503	$54,769,643	$55,475,420	$60,221,067	$61,202,477
Other secured financing	914,255	903,255	729,555	909,655	922,605
Debt issued by securitization vehicles	6,711,953	5,155,633	3,935,410	3,315,087	3,044,725
Participations issued	775,432	1,049,066	641,006	315,810	180,527
Debt included in liabilities of disposal group held for sale	—	112,144	113,362	2,306,633	3,260,788
Total GAAP debt	$61,028,143	$61,989,741	$60,894,753	$67,068,252	$68,611,122
Less non-recourse debt:					
Credit facilities [(1)]	($914,255)	($903,255)	($729,555)	($909,655)	($922,605)
Debt issued by securitization vehicles	(6,711,953)	(5,155,633)	(3,935,410)	(3,315,087)	(3,044,725)
Participations issued	(775,432)	(1,049,066)	(641,006)	(315,810)	(180,527)
Non-recourse debt included in liabilities of disposal group held for sale	—	(112,144)	(113,362)	(2,035,982)	(2,968,620)
Total recourse debt	$52,626,503	$54,769,643	$55,475,420	$60,491,718	$61,494,645
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$19,006,949	$20,690,768	$24,202,686	$18,107,549	$23,538,792
Payable for unsettled trades	1,992,568	147,908	571,540	154,405	1,070,080
Receivable for unsettled trades	(407,225)	(2,656)	(42,482)	(14,336)	(144,918)
Economic debt *	$73,218,795	$75,605,663	$80,207,164	$78,739,336	$85,958,599
Total equity	$11,478,770	$13,195,325	$13,717,867	$13,639,176	$14,067,595
Economic leverage ratio *	6.4x	5.7x	5.8x	5.8x	6.1x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Economic capital ratio reconciliation					
Total GAAP assets	$76,185,134	$76,764,064	$76,662,433	$82,376,305	$85,369,589
Less:					
Gross unrealized gains on TBA derivatives (1)	(24,757)	(52,693)	(1,776)	(31,943)	(17,404)
Debt issued by securitization vehicles (2)	(6,711,953)	(5,155,633)	(3,935,410)	(4,925,196)	(5,587,281)
Plus:					
Implied market value of TBA derivatives	18,284,708	20,338,633	23,622,635	17,691,150	22,793,892
Total economic assets *	$87,733,132	$91,894,371	$96,347,882	$95,110,316	$102,558,796
Total equity	$11,478,770	$13,195,325	$13,717,867	$13,639,176	$14,067,595
Economic capital ratio *(3)	13.1%	14.4%	14.2%	14.3%	13.7%
Premium Amortization Reconciliation					
Premium amortization expense	($25,353)	$219,172	$233,429	$320,108	($11,891)
Less:					
PAA cost (benefit)	(179,516)	57,395	60,726	153,607	(214,570)
Premium amortization expense (excluding PAA)	$154,163	$161,777	$172,703	$166,501	$202,679
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$655,850	$422,780	$412,972	$383,906	$763,378
PAA cost (benefit)	(179,516)	57,395	60,726	153,607	(214,570)
Interest income (excluding PAA) *	$476,334	$480,175	$473,698	$537,513	$548,808
Economic Interest Expense Reconciliation					
GAAP interest expense	$74,922	$61,785	$50,438	$61,047	$75,973
Add:					
Net interest component of interest rate swaps	62,541	58,897	54,411	83,087	79,747
Economic interest expense *	$137,463	$120,682	$104,849	$144,134	$155,720
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$476,334	$480,175	$473,698	$537,513	$548,808
Less:					
Economic interest expense *	137,463	120,682	104,849	144,134	155,720
Economic net interest income (excluding PAA) *	$338,871	$359,493	$368,849	$393,379	$393,088

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

25

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Economic Metrics (excluding PAA)					
Average interest earning assets	$72,590,876	$73,134,966	$72,145,283	$77,916,766	$81,121,340
Interest income (excluding PAA) *	$476,334	$480,175	$473,698	$537,513	$548,808
Average yield on interest earning assets (excluding PAA) *	2.62%	2.63%	2.63%	2.76%	2.71%
Average interest bearing liabilities	$61,865,292	$63,342,740	$62,614,042	$68,469,413	$72,002,031
Economic interest expense *	$137,463	$120,682	$104,849	$144,134	$155,720
Average economic cost of interest bearing liabilities *	0.89%	0.75%	0.66%	0.83%	0.87%
Economic net interest income (excluding PAA)*	$338,871	$359,493	$368,849	$393,379	$393,088
Net interest spread (excluding PAA) *	1.73%	1.88%	1.97%	1.93%	1.84%
Interest income (excluding PAA) *	$476,334	$480,175	$473,698	$537,513	$548,808
TBA dollar roll income and CMBX coupon income	129,492	119,657	115,586	111,592	98,933
Economic interest expense *	(137,463)	(120,682)	(104,849)	(144,134)	(155,720)
Subtotal	$468,363	$479,150	$484,435	$504,971	$492,021
Average interest earning assets	$72,590,876	$73,134,966	$72,145,283	$77,916,766	$81,121,340
Average TBA contract and CMBX balances	19,229,537	21,159,120	22,739,226	18,761,062	21,865,969
Subtotal	$91,820,413	$94,294,086	$94,884,509	$96,677,828	$102,987,309
Net interest margin (excluding PAA) *	2.04%	2.03%	2.04%	2.09%	1.91%

** Represents a non-GAAP financial measure.*

ANNALY
26

27 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non- recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) There were no unsettled commitments as of March 31, 2022 and December 31, 2021. (5) Excludes $38.9 million and $31.0 million related to a limited partnership interest in an MSR fund included in Other assets in the Company’s Consolidated Statements of Financial Condition as of March 31, 2022 and December 31, 2021, respectively. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. Page 5 (continued) (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled ($62.5) million, ($58.9) million, ($54.4) million, ($83.1) million and ($79.7) million for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively. (2) Includes $0.2 million, $1.7 million, ($0.6) million, $0.6 million and ($5.3) million of loss provision (reversal) on the Company’s unfunded loan commitments for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (3) Includes depreciation and amortization expense related to equity method investments. (4) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (5) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (6) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $1.1 million, $1.1 million, $1.2 million, $1.4 million and $1.5 million for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively. (7) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

28 Endnotes (continued) Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $2.0 billion ($0.5 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $110.3 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on derivatives. Page 16 (1) All Middle Market Lending positions are floating rate. (2) Includes mezzanine loans. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of March 31, 2022, 17%, 46% and 37% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 2% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 20 (1) Derived from the audited consolidated financial statements at December 31, 2021. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 2,936,500,000 shares authorized. Includes 1,461,012,252 shares issued and outstanding at March 31, 2022; Includes 1,459,736,258 shares issued and outstanding at December 31, 2021; Includes 1,449,935,017 shares issued and outstanding at September 30, 2021; 1,444,156,029 shares issued and outstanding at June 30, 2021; 1,398,502,906 shares issued and outstanding at March 31, 2021. Page 24 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.